UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2021

REGIONS FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34034	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

1900 Fifth Avenue North Birmingham, Alabama 35203
(Address, including zip code, of principal executive office)

Registrant’s telephone number, including area code: (800) 734-4667

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	RF	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of 6.375% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series B	RF PRB	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of 5.700% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series C	RF PRC	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of 4.45% Non-Cumulative Perpetual Preferred Stock, Series E	RF PRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On August 9, 2021, Regions Financial Corporation (“Regions”) launched a proposed public offering (the “Offering”) of a new tranche of senior notes (the “Senior Notes”). The Offering is subject to pricing, which has not yet occurred. If the Offering is priced and proceeds to closing, Regions intends to use a portion of the net proceeds from the sale of the Senior Notes to partially or fully redeem the outstanding 3.800% senior notes due August 14, 2023 (the “2023 Notes”) pursuant to their terms.

The pricing of the Offering, and thus whether the redemption of the 2023 Notes will occur, is subject to market conditions and other considerations. There is no assurance that the Offering will price and close or that Regions will decide to redeem the 2023 Notes, or, if it does, the amount to be redeemed and the timing of the redemption. If Regions decides to redeem the 2023 Notes, it intends to announce its decision by issuing a press release and issuing an appropriate notice of redemption following the closing of the Offering.

The Offering is described in Regions’ preliminary prospectus supplement dated August 9, 2021, which was filed with the Securities and Exchange Commission today.

This Current Report on Form 8-K does not constitute an offer to sell the Senior Notes.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding the completion of, and the use of proceeds from, the Offering, including the redemption of the 2023 Notes. These statements are based upon Regions’ current beliefs and expectations and are subject to significant risks and uncertainties (some of which are beyond the Regions’ control). Additional information regarding Regions’ use of “forward-looking statements” can be found under the caption “Forward-Looking Statements” beginning on page 7 of Regions’ Annual Report on Form 10-K for the year ended December 31, 2020. Actual results may differ, possibly materially, from those expressed or implied as a result of these risks and uncertainties, including, but not limited to, the risk factors and other uncertainties set forth under “Risk Factors” beginning on page 21 of Regions’ Annual Report on Form 10-K for the year ended December 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regions Financial Corporation

Date: August 9, 2021	By:	/s/ Hardie B. Kimbrough, Jr.
	Name:	Hardie B. Kimbrough, Jr.
	Title:	Executive Vice President and Controller (Chief Accounting Officer and Authorized Officer)